Exhibit 99.1

Company Overview April 2014 April 2012

This presentation includes statements that are, or may be deemed, ‘‘forward-looking statements.’’ In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. They appear in a number of places throughout this presentation and include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, our ongoing and planned discovery and development of drugs targeting kidney diseases, the strength and breadth of our intellectual property, our ongoing and planned preclinical studies and clinical trials, the timing of and our ability to make regulatory filings and obtain and maintain regulatory approvals for our product candidates, the degree of clinical utility of our products, particularly in specific patient populations, expectations regarding clinical trial data, our results of operations, financial condition, liquidity, prospects, growth and strategies, the length of time that we will be able to continue to fund our operating expenses and capital expenditures, our expected financing needs and sources of financing, the industry in which we operate and the trends that may affect the industry or us. By their nature, forward-looking statements involve risks and uncertainties because they relate to events, competitive dynamics, and healthcare, regulatory and scientific developments and depend on the economic circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in this presentation as a result of, among other factors, the factors referenced in the “Risk Factors” section of our 10-K Statement filed with the Securities and Exchange Commission during March 2014. In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward-looking statements contained in this presentation, they may not be predictive of results or developments in future periods. Any forward-looking statements that we make in this presentation speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this presentation, except as required by law. You should read carefully our “Cautionary Note Regarding Forward-Looking Statements and Industry Data” and the factors described in the “Risk Factors” sections of our Registration Statement to better understand the risks and uncertainties inherent in our business. Forward Looking Statements 2

The NephroGenex Pipeline Clinical Program / Indication Preclinical Phase I Phase II Phase III Worldwide Commercial Rights ORAL PYRIDORIN ® Diabetic Nephropathy IV PYRIDORIN ® Acute Kidney Injury Clinical Program Oral BID 300 mg tablet targets pathogenic oxidative chemistries 2015 IV formulation for hospital patients - Pathologic oxidative chemistries 3

Corporate Overview

NephroGenex
Innovative Therapies for Kidney Disease

Late-stage company targeting pathogenic oxidative chemistries to treat kidney disease

- **Oral Pyridorin** (Phase 3) – to slow progression of diabetic nephropathy (DN)
- **IV Pyridorin** (Preclinical) – to treat acute kidney injury (AKI)

Oral Pyridorin for DN is in Phase 3 of Development. It demonstrated >50% treatment effect in patient population accepted by FDA in previous Phase 2 trials

- FDA Fast Track Designation
- Proof of concept established in two large Phase 2a studies
- Preferred patient population identified in large Phase 2b study (307 patients)
- Benign safety profile
- Expect first patient in trial during Q2 2014
- SPA (Special Protocol Assessment) with FDA
- New fully approvable endpoint that reduces trial follow-up time & cost by ~50% compared to other DN Phase 3 programs

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The NephroGenex Team

Experienced management team focused on clinical success

Management Team

Member	Affiliation, Position
Pierre Legault, CEO	**Sanofi-Aventis**, President Worldwide Dermatology **Eckerd**, President **Rite Aid**, CAO **OSI Pharmaceuticals**, CFO **Prosidion Ltd**, CEO **Board Member**, Forest Labs & Regado Biosciences
J. Wesley Fox, Ph.D., President & CSO	**BioStratum**, Co-Founder & CSO **EnzyMed**, Co-Founder and President **Abbott Laboratories**, Scientist
Mark Klausner, M.D., CMO	**CorMedix**, CMO **Johnson & Johnson**, VP **Harvard Medical School, M.D.**, Clinical Fellow
John Hamill, CFO	**Savient Pharmaceuticals**, CFO **PharmaNet**, CFO

Board of Directors

Chairman of the Board	
Richard Markham	**Care Capital**, Partner **Aventis**, COO & Vice Chairman **Aventis Pharma**, CEO

Member	Affiliation, Position
Pierre Legault	**NephroGenex**, Director
J. Wesley Fox, Ph.D.	**NephroGenex**, Director
Robert Seltzer	**Care Capital**, Director
Eugen Steiner, M.D.	**BioStratum**, Director
Martin Vogelbaum	**Rho Ventures**, Director
Jim Mitchum	Director & Chairman of Audit Committee

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Oral Pyridorin for Diabetic Nephropathy Overview 6 6

Oral Pyridorin Market Potential 7 DN patients progress from high risk, to early stage (microalbuminuria), to overt nephropathy (macroalbuminuria), to end-stage-renal-disease (ESRD) and dialysis 19 M diagnosed diabetics in the US, of which 33% (6.3 M) exhibit kidney disease 2.8 M macroalbuminuria (overt nephropathy) 3.5 M microalbuminuria and 3.6 M additional patients are at high risk of progressing to DN Diabetic nephropathy is a significant healthcare financial burden Current approved therapies are marginally effective Only ACEIs and ARBs are approved for DN, which do not treat the underlying cause of the disease A significant unmet medical need remains for treatments that can slow or halt DN Current treatments do not address underlying causes of DN, and patients progressively deteriorate Potential for significant worldwide revenues Could potentially treat 10 M patients in U.S.

Pathophysiology of DN

Hyperglycemia increases pathogenic oxidative chemistries*

- Elevated levels of oxidative chemistries promote the development and progression of DN*

Pyridorin targets oxidative chemistries, a key underlying cause of DN

- DN is the leading cause of dialysis and chronic kidney failure



NH_2
CH_2
HO
CH_2
OH
N
CH_3

Pyridorin™

Pyridorin is an effective drug candidate for treating DN

- Pyridorin is the only advanced drug candidate for DN targeting an underlying cause of the disease
- Validated in numerous preclinical studies and three Phase 2 studies

* Diabetes (2005) Vol 54, p3274; Am J Physiol Renal Physiol (2005) Vol 289, pF645; Diabetes (2005) Vol 54, p3103; Contrib Nephrol (2011) vol 170, p66; Kidney International (2000) Vol 58, Supp 77, pS26

8

Patient Population Number of Subjects PYR, Placebo Baseline SCr PYR Placebo SCr Change from Baseline PYR Placebo Pyridorin Treatment Effect P value All Patients 57, 27 1.75 0.64 1.96  0.86 0.11 0.26 0.34 0.92 68% 0.0322 Pyridorin at a 250 mg bid dose is well tolerated and slows the rate of SCr increase in moderate to advanced disease patients Two multi-center, randomized, double-blind, placebo-controlled trials Number of centers: 20 (U.S., Belgium, United Kingdom, Canada, South Africa) Dose: 50mg BID x 2 weeks; 100mg BID x 2 weeks; 250mg BID x 20 weeks Study objectives: assess safety, tolerability and biological activity. All analyses done on combined studies Diabetic patients with DN due to type 1 or type 2 diabetes N=84 (57 treated, 27 placebo) Patients had macroalbuminuria and a bSCr < 3.5 mg/dL Nephrogenex Phase 2a PYR-205-207 9 Note: Virtually all patients on standard of care at screening – ACEI/ARB therapy and blood pressure control 9

NephroGenex Phase 2b PYR-210

Established SOC patients approved by FDA for phase 3

NephroGenex
Innovative Therapies for Kidney Disease

Patient Population	Dose	Number of Subjects PYR, Placebo	Baseline SCr PYR	Baseline SCr Placebo	SCr Change from Baseline PYR	SCr Change from Baseline Placebo	Pyridorin Treatment Effect	P value
RENAAL[1] patients (bSCr < 3.0) on SOC @ screening	150 mg	60, 63	2.03 ± 0.40	2.04 ± 0.40	0.23 ± 0.45	0.42 ± 0.70	45%	0.041
FDA approvable patient population	300 mg	64, 63	2.01 ± 0.49	2.04 ± 0.40	0.18 ± 0.34	0.42 ± 0.70	57%	0.009

[1] RENAAL: Patients had baseline SCr between 1.3 and 3.0 mg/dL.; FDA accepted population for Phase 3 trials in DN

Patients on established (or stable) standard of care (SOC) at screening exhibit a highly significant dose-dependent treatment effect in the FDA approvable RENAL patient population

Patient not on SOC at screening exhibited higher initial blood pressures, more frequent medication changes, and drops in blood pressure during treatment, confounding SCr measurements (overall study did not meet end point)

Multi-center, randomized, double-blind, placebo-controlled

- Number of centers: 61 (U.S., Australia, Israel)
- Doses: 150mg BID x 12 months; 300mg BID x 12 months
- Endpoint: year-one SCr change

Two doses were utilized to establish a dose-dependent treatment effect

Pyridorin was well tolerated, had a benign safety profile (see Appendix), and slowed the rate of SCr increase in patients on stable SOC at screening

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PIONEER Trials
Timeline

NephroGenex
Innovative Therapies for Kidney Disease

2014				2015				2016			
Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4

- Secured CRO (Collaborative Study Group & Medpace)
- Expect first patient to enter PIONEER pivotal Phase 3 trial June 2014
- Publication on new end point
- Expect completion TQT cardiac safety study Dec 2014
- Anticipate EMA acceptance of new SCr increase end point 2014

- Expect completion PIONEER first 300 patient recruitment (Phase 3 PYR-311) Q1 2015
- Expect completion 600 patient recruitment PIONEER Summer 2015
- Expect completion IV PYR AKI preclinical results
- Anticipate IND filing for IV PYR AKI
- Anticipate initiation of IV PYR AKI Phase 1/2 studies
- Expect PIONEER 300 patients interim analysis Q4 2015/ Q1 2016

- Partnership / Collaboration (Initiation of second trial)

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Objective: Evaluate safety efficacy of Pyridorin at a 300 mg twice daily dose compared to placebo to reduce the rate of renal disease progression due to type 2 diabetes mellitus Patient Population Type 2 diabetic nephropathy patients Baseline SCr from 1.3 to 3.0 mg/dL Patients must be on an established and stable regimen of SOC for 6 months Appropriate and stable dose of ACEi/ARB and BP medications Overall trial design Two identical, double-blind Phase 3 studies of 600 patients each Dose 300 mg bid 100 centers world-wide (approximately: 65% U.S. and 35% rest of world) Duration estimated at 3.5 years Powering 247 events 90% powering to detect a 28% treatment effect (>50% treatment effect observed in Phase 2b study in relevant patient population) Endpoint: Time to a 50% SCr increase or ESRD Interim analysis: 300 patients, DSMB review, 12 month increase of SCr level Financial resources: Sufficient resources to reach interim analysis in early 2016 PIONEER Pyridorin Phase 3 Trials Protocol 12

Exclusivity Patents and New Chemical Entity (NCE) Japan . Post marketing surveillance system provides exclusivity for up to 8 years (NCE 8 years exclusivity) Method of use (patient population), manufacturing and new chemical entity (NCE) status: U.S. . September 2028 including patent extension – dosage & patient population IP protection (NCE 5 years exclusivity) Europe . June 2024 and extension by country – dosage & patient population IP protection and NCE 10 years exclusivity) Canada . June 2024 – dosage & patient population IP protection and NCE 8 years exclusivity 13 Pyridorin for DN is unencumbered: No future royalties and one minimal $200K milestone at approval

Corporate Summary Experienced management team focused on clinical success Diabetic nephropathy represents a large and growing unmet need Oral Pyridorin could potentially treat as many as 10 M patients, more than half of the diabetic population in the US No FDA approved alternative treatments for DN Pyridorin could significantly decrease the rate of progression of diabetic nephropathy, the onset of ESRD and improve patient quality of life Oral Pyridorin Pivotal Phase 3 program in DN initiated Demonstrated benign safety profile in Phase 1 and phase 2 studies >50% treatment effect in patient population from Phase 2b study selected for the Phase 3 program First patient in Phase 3 trial expected in June 2014 FDA Fast Track, SPA agreement with endpoint and patient population that reduces the time, cost and risk of Phase 3 development 14

Appendix 15

Pyridorin Mechanism of Action



Protein
Protein
Protein
PYR
Protein
O_2/M^{n+}
Schiff base
Amadori
A.G.E.
Advanced glycation end-products
Glucose
O_2/M^{n+}
PYR
PYR
O_2/M^{n+}
PYR
O_2/M^{n+}
Toxic carbonyl compounds
Reactive carbonyl species
MGO & 3-DG and ROS
ROS - Reactive oxygen species
PYR
Protein
A.G.E.
Protein
Advanced glycation end-products

Oxidative Chemistries AGEs promote Diabetic Nephropathy

Diabetes (2005) Vol 54, p3274; Am J Physiol Renal Physiol (2005) Vol 289, pF645; Diabetes (2005) Vol 54, p3103; Contrib Nephrol (2011) vol 170, p66; Kidney International (2000) Vol 58, Supp 77, pS26

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Multi-center, randomized, double-blind, placebo-controlled trial Number of centers: 46 Location of centers: U.S. Dose: 50mg BID x 24 weeks Study objectives: assess safety, tolerability and biological activity Diabetic patients with DN due to type 1 or type 2 diabetes N = 128 (65 treated, 63 placebo) Patients had macroalbuminuria and a baseline SCr (bSCr) < 2.0 mg/dL A dose of 50 mg bid was examined in mild to moderate disease patients Pyridorin was well tolerated and slowed the rate of SCr increase SCr levels are used as diagnostic indicators of kidney function Pyridorin Phase 2a Program PYR-206 17 17

Mild to Moderate Diabetic Nephropathy – Dose 50 mg BID Patient Population Number of Subjects PYR, Placebo Baseline SCr PYR Placebo SCr Change from Baseline PYR Placebo Pyridorin Treatment Effect P value All Patients 65, 63 1.27 0.34 1.33 0.38 0.12 0.40 0.16 0.28 27% 0.2426 Type 2 Diabetes 40, 40 1.28 0.34 1.30 0.36 0.08 0.29 0.17 0.30 53% 0.0573 Baseline SCr > 1.3 mg/dL 34, 30 1.54 0.21 1.65 0.28 0.13 0.53 0.26 0.33 50% 0.0691 Type 2 Diabetes, Baseline SCr > 1.3 mg/dL 22, 19 1.53 0.20 1.59 0.73 0.06 0.37 0.29 0.35 79% 0.0074 Note: Virtually all patients on standard of care at screening – ACEI/ARB therapy and blood pressure control Pyridorin at a 50 mg bid dose is well tolerated and slows the rate of SCr increase in mild to moderate disease patients Clinical Results PYR-206 18 18

Moderate to Advanced Diabetic Nephropathy – Dose 250 mg bid Patient Population Number of Subjects PYR, Placebo Baseline SCr PYR Placebo SCr Change from Baseline PYR Placebo Pyridorin Treatment Effect P value All Patients 57, 27 1.75 0.64 1.96 0.86 0.11 0.26 0.34 0.92 68% 0.0322 Type 2 Diabetes 45, 22 1.74 0.67 1.94 0.92 0.12 0.27 0.38 1.02 68% 0.0498 Baseline SCr > 1.3 mg/dL 42, 19 2.00 0.55 2.37 0.67 0.12 0.30 0.47 1.09 74% 0.0454 Type 2 Diabetes, Baseline SCr > 1.3 mg/dL 33, 15 2.00 0.58 2.40 0.73 0.14 0.31 0.55 1.22 75% 0.058 Note: Virtually all patients on standard of care at screening – ACEI/ARB therapy and blood pressure control Clinical Results PYR-205/207 Pyridorin at a 250 mg bid dose is well tolerated and slows the rate of SCr increase in moderate to advanced disease patients 19 19

Clinical Results
PYR-210

NephroGenex
Innovative Therapies for Kidney Disease

Type 2 Diabetic Nephropathy Patients
With and Without SOC [1] at screening – 300 & 150 mg bid

Patient Population	Dose	Number of Subjects PYR, Placebo	Baseline SCr		SCr Change from Baseline		Pyridorin Treatment Effect	P value
			PYR	Placebo	PYR	Placebo		
Patients NOT on SOC at screening[3] *Pre-specified analysis*	300 mg	36, 34	2.32 ± 0.50	2.34 ± 0.67	0.62 ± 0.75 ↔	0.31 ± 0.68	n/a	n/a
	150 mg	30, 34	2.33 ± 0.56	2.34 ± 0.67	0.73 ± 0.90 ↔	0.31 ± 0.68	n/a	n/a
RENAAL[2] patients (bSCr < 3.0) on SOC @ screening *FDA approvable patient population*	150 mg	60, 63	2.03 ± 0.40	2.04 ± 0.40	0.23 ± 0.45 ↔	0.42 ± 0.70	45%	0.041
	300 mg	64, 63	2.01 ± 0.49	2.04 ± 0.40	0.18 ± 0.34 ↔	0.42 ± 0.70	57%	0.009

Phase 3 Dose & Patient Population

[1] SOC: ACEI/ARB therapy and blood pressure control. Patients not on SOC at screening entered an 8 week run-in period
[2] RENAAL: Patients had baseline SCr between 1.3 and 3.0 mg/dL.; FDA accepted population for Phase 3 trials in DN
[3] Pre-specified analyses to evaluate patients not on SOC at screening and requiring a run-in period versus patients on established SOC at screening

Patients on SOC at screening exhibit a highly significant dose-dependent treatment effect in the FDA approvable RENAAL patient population

Patients not on SOC at screening exhibit higher blood pressures and more frequent medication changes that can confound SCr values

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IV Pyridorin

Rationale

- Pyridorin targets specific pathogenic oxidative chemistries that emerge in diabetes
- These pathogenic oxidative chemistries also emerge in acute kidney injury caused by:
  - Reperfusion injury in CV surgery
  - Contrast media in angiography
  - Severe AKI may result in acute renal failure (ARF)

Commercial opportunity

- Hospitalized patients at risk for AKI
- i.v. formulation of Pyridorin
- Large unmet medical need as ~5% of all inpatients experience AKI

Pathogenic oxidative chemistries surge in AKI


Carbonyls (nmol/mg protein)
1.000
0.750
0.500
0.250
ARF
Critically ill
ESRD
Healthy

Himmelfarb J et al. JASN 2004;15:2449-2456

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Safety Conclusions There were no meaningful differences between groups in AEs There was possibly an increase in diarrhea & constipation with the higher Pyridorin 300 mg bid dose Diarrhea: Placebo = 6%, 150 mg = 3%, 300 mg = 11 % Constipation: Placebo = 4%, 150 mg = 4%, 300 mg = 10 % There were no differences between groups in SAEs There were no differences between groups in mortality or ESRD There were no differences between groups for laboratory parameters (hematology, chemistry, HbA1c) There was no effect of Pyridorin on the QTc interval CONCLUSION: Pyridorin has a benign safety profile with the possible exception of a small increase in diarrhea and constipation with the higher dose of 300 mg bid